JNL/Morningstar PitchBook Listed Private Equity Index Fund Attn: Secretary of the Trust 1 Corporate Way Lansing, MI 48951

Please fold here—Do not separate

JNL/MORNINGSTAR PITCHBOOK LISTED PRIVATE EQUITY INDEX FUND A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – JULY 22, 2021

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of the JNL/Morningstar PitchBook Listed Private Equity Index Fund (“Fund”), a series of the Trust, to be held on Thursday, July 22, 2021 at 9:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, Attn: Secretary of the Trust, 1 Corporate Way, Lansing, MI 48951, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE
REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: █

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the elimination of a fundamental policy regarding diversification.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE
REVERSE SIDE

1 Corporate Way, Lansing, MI 48951

JNL/Morningstar PitchBook Listed Private Equity Index Fund Attn: Secretary of the Trust 1 Corporate Way Lansing, MI 48951

Please fold here—Do not separate

JNL/MORNINGSTAR PITCHBOOK LISTED PRIVATE EQUITY INDEX FUND A series of JNL Series Trust (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – JULY 22, 2021

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of the JNL/Morningstar PitchBook Listed Private Equity Index Fund (“Fund”), a series of the Trust, attributable to his or her variable annuity contract (“Variable Contract”) at the Special Meeting of Shareholders to be held on Thursday, July 22, 2021 at 9:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke these voting instructions at any time prior to the date on which the Insurance Companies will exercise voting instructions, July 21, 2021, by execution of subsequent voting instructions, c/o Secretary of the Trust, 1 Corporate Way, Lansing, MI 48951, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give the full title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION CARD AND MARK ON
THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR	AGAINST	ABSTAIN
1.	To approve the elimination of a fundamental policy regarding diversification.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION CARD

ON THE REVERSE SIDE